UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report: May 6, 2022
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3100 Sanders Road, Suite 301
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Ernest J. Mrozek retired from the Board of Directors of IDEX Corporation (the "Company") following the Company's 2022 Annual Meeting of Stockholders held on May 6, 2022. With Mr. Mrozek’s retirement, the Board of Directors of the Company has fixed the number of directors at ten.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 6, 2022 , and voted on the following matters:

1.The election of three Class III directors to serve a three-year term and the election of one Class II director to serve the remaining term of two years. Livingston L. Satterthwaite, David C. Parry and Eric D. Ashleman were elected to serve as Class III directors for a three-year term expiring at the Company’s annual meeting to be held in 2025, or upon the election and qualification of their successors. L. Paris Watts-Stanfield was elected to serve as a Class II director for the remaining term of two years expiring at the Company’s annual meeting to be held in 2024, or upon the election and qualification of her successor.

Director	For	Against	Abstentions	Broker Non-Votes

Livingston L. Satterthwaite	57,630,784	10,904,074	20,657	1,488,611

David C. Parry	61,206,475	7,328,331	20,709	1,488,611

Eric D. Ashleman	67,750,926	782,225	22,364	1,488,611

L. Paris Watts-Stanfield	68,324,563	210,458	20,494	1,488,611

2.A proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal received the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter as follows:

Affirmative Votes	68,035,653

Negative Votes	5,481,758

Abstentions	38,104

Broker Non-Votes	1,488,611

3.A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022. The proposal received the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter as follows:

Affirmative Votes	66,308,845

Negative Votes	3,725,285

Abstentions	9,996

Item 9.01 – Financial Statements and Exhibits.

(a)Exhibits

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
May 9, 2022

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)